UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

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          Date of Report (Date of earliest event reported): May 9, 2006

                            FNB FINANCIAL CORPORATION
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             (Exact name of registrant as specified in its charter)

Pennsylvania                        33-66014                     23-2466821
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(State or other                   (Commission                  (IRS Employer
jurisdiction of                   File Number)               Identification No.)
incorporation)

101 Lincoln Way West, McConnellsburg, Pennsylvania                  17233
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(Address of principal executive offices)                         (Zip Code)

                                 (717) 485-3123
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              (Registrant's telephone number, including area code)

      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

      |X| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Section 1 - Registrant's Business and Operations

Item 1.01 Entry Into a Material Definitive Agreement.

      On September 21, 2005, FNB Financial Corporation (OTCBB: FNBBD.OB) ("FNB") parent company of The First National Bank of McConnellsburg and Tower Bancorp, Inc. (OTCBB: TOBC.OB) ("Tower") parent company of The First National Bank of Greencastle executed an Agreement and Plan of Merger ("Agreement") to combine their companies (the "Merger"), and amendment number one thereto on December 14, 2005 (the "First Amendment"). A copy of the Agreement was filed as Exhibit 2.1 to the Form 8-K filed by FNB on September 23, 2005. A copy of the First Amendment was filed as Exhibit 2.1 to the Form 8-K filed by FNB on December 20, 2005.

      On May 9, 2006, FNB and Tower executed an amendment to the Agreement (the "Second Amendment"). Pursuant to the Agreement, either party may terminate the Agreement if the Merger does not occur by a certain date. The Second Amendment extends that date to June 30, 2006.

      The foregoing description is qualified in its entirety by reference to the Second Amendment, a copy of which is filed as Exhibit 2.1 hereto.

      All other terms of the Agreement, as amended, remain in full force and effect.

Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

            (d)   EXHIBITS:
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            2.1         Second  Amendment to Agreement and Plan of Merger by and
                        between   Tower   Bancorp,   Inc.   and  FNB   Financial
                        Corporation, dated May 9, 2006.

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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                        FNB FINANCIAL CORPORATION

Date: May 15, 2006                      By: /s/ John C. Duffey
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                                            By:    John C. Duffey
                                            Title: President and Chief Executive
                                                   Officer